PROLOAN
     ---
Builders ProLoan
Fund, Inc.







                           BUILDERS PROLOAN FUND, INC.


                       SEMI-ANNUAL REPORT TO SHAREHOLDERS


                                  June 30, 1998














This report is intended for shareholders of the Builders ProLoan Fund, Inc. and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     PROLOAN
     ---
Builders ProLoan
Fund, Inc.





Dear Shareholders,


The Builders' ProLoan Fund, Inc is performing well as shown in the unaudited financial statements for the six months ended June 30, 1998. It has been a period of solid performance and orderly growth reflecting the strength of the housing market. Moderate economic growth combined with low inflation and strong employment have resulted in a steady flow of new homes across the country. The Fund has taken advantage of this situation by providing mortgages on homes built using substantially all union labor.

The pipeline of mortgages has grown from $9,604,137 on January 1, 1998 to $31,192,228 as of June 30, 1998. The increase in the pipeline has caused total assets to grow from $131,074,691 as of January 1, 1998 to $155,624,074 as of June 30, 1998. The increase in total assets has caused the Fund to hold steady in the percentage of ProLoan mortgages held by the Fund. As these mortgages close and are delivered to the Fund as securities, the percentage of ProLoan mortgages will grow significantly. The Fund should be over 65% ProLoan mortgages over the next few months.

In addition to the growth of assets from mortgage pipeline commitments, the Fund has also grown due to new investors in the Fund. Marketing efforts are yielding results. New clients in St. Louis include the Laborers Local 110, Painters and the Electricians. In Illinois we welcome the Southern Illinois District Council of Carpenters, and in Ohio the Toledo Sheet Metal Workers. The marketing and distribution team at Huntleigh continues the implementation of the marketing plan approved by the Board of Directors. We expect increased investor participation in the third and fourth quarters of 1998.

The Fund's investment performance has been strong and performs well compared with other mortgage-backed funds around the country. The Fund's Subadviser will provide more details on the Fund's performance.

As the Fund prepares for the future, the management team at Capital Mortgage Management remains vigilant, continuing to manage the Fund in the best interest of its investors.


John W. Stewart, Chairman
Builders ProLoan Fund, Inc.

Commerce Bank, NA, the investment Subadviser, is very pleased to report investment results for the Builders ProLoan Fund, Inc.

                                        6 Months                 Inception
--------------------------------------------------------------------------------

ProLoan Fund, Inc.                        3.42%                    5.06%

Lipper Peer Group                         3.05%                    4.43%

Relative Performance                      +.37 bp                  +.63 bp

Inception 10/31/97

Past performance is not predictive of future performance.

For the six months ending June 30, 1998, the Builders ProLoan Fund returned 3.42%. This compares favorably to the Fund's peer group as measured by the Lipper US Mortgage Fund Index's return of 3.05%. For the eight months since inception, the Builders ProLoan Fund has generated a return of 5.06%. This also compares extremely favorably to the index's return of 4.43%. The Lipper U.S. Mortgage Fund Index's performance results are an equally weighted return of the 30 largest mortgage mutual funds that invest primarily in government guaranteed mortgage backed securities.

The positive results were generated primarily due to one strategic and three tactical factors. These four factors, taken as a whole were more than enough to offset the negative drag associated with building a ProLoan "pipeline" of mortgages as we attempt to fulfill our investment objective of investing at least 65% of the Fund's total assets in ProLoan originated mortgage backed securities.

Why the outsized performance?

First and of primary consideration, the duration of the portfolio was and will remain strategically positioned longer than our peer group and is targeted closer to the duration of the Lehman Aggregate Index. As interest rates declined over the first half of the year, this longer duration/maturity bias benefited the Fund. We do this strategically for two reasons. First, we feel a longer term maturity exposure affords the higher yield associated with investments positioned further out along the yield curve. While this will add modestly to the volatility of results, in the long run, the extra yield should positively benefit investors in the Fund. Secondly, we are marketing the Fund as a "core like" investment opportunity to plan sponsors, rather than a "niche like" offering associated with most mortgaged backed funds. Since the Lehman Aggregate Index is the primary investment benchmark of the fixed income universe (similar to the S&P 500 for stock funds) and includes a 29% weighting of mortgage securities, an investment result that comes closer to the Aggregate market on a pre-fee basis should be a positive selling point for the Fund. Indeed, on a pre fee basis for the first eight months of Fund's operation, the gross results of the Fund were 3 basis points ahead of the Lehman Index.

Commerce Bank
Builders ProLoan Fund, Inc.
Page 2


Secondarily, on a tactical basis we positioned the average mortgage coupon of the Fund to be less than that of the market due to our positive bias on the direction of interest rates over the first half of the year. While this resulted in a modest sacrifice to current yield, it benefited the total return of the Fund as our securities were less likely to be called away as borrowers prepaid and refinanced there mortgages. The Fund also benefited by having less exposure to mortgages than a typical fund. The Fund's net mortgage exposure at the end of June was approximately 74% versus the average fund which has closer to 100% exposure to mortgage backed securities. Mortgages were one of the weaker performing sectors in the bond market in the first half of the year, and our exposure to Treasuries, corporate and asset backed securities had a positive influence on results. Finally, the credit quality of the portfolio was AA+ at the end of June, down slightly from the AAA level at the end of 1997. This incremental credit bet added modest returns over the first half of the year.

Going forward, its fair to say our results will not likely be as outsized relative to the competition as they have over the first eight months of operation. This isn't meant to act as a warning , but merely a cautionary signal to investors that interest rates aren't nearly as likely decline as they did over the first half of the year. In addition, we continue to aggressively build the ProLoan "pipeline" of commitments, which tends to act as a drag to performance. We do so in an effort to fulfill the investment objective of having at least 65% of the Fund's total assets invested in ProLoans. At the end of June, we had a 57% exposure to ProLoans. We are working diligently to assist in the origination and creation of ProLoans in our investor markets, and would like to meet our 65% goal by the end of the Fund's fiscal year.

Cautionary notes aside, Commerce Bank is extremely pleased to have assisted in generating what amounts to an outstanding initial performance report. We look forward to presenting a full year report to our growing list of investors this fall. We're extremely proud of the efforts the Builder ProLoan Fund continues to expand while providing a conservative investment offering. Not only has the Fund been able to generate a reasonable bond like return to its investors, but we're able to reinvest moneys back into our investor communities to provide attractive financing for those families seeking quality built single family housing.


Scott M. Colbert, CFA
Director of Fixed Income
Commerce Bancshares, Inc.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  U.S. TREASURY OBLIGATIONS                                 6.2%

                  U.S. Treasury Notes                                       3.8%
    $4,000,000    U.S. Treasury Notes, 7.25% 5/15/16                                       $4,686,240
                                                                                   -------------------


                  U.S. Treasury Bonds                                       2.4%
     2,500,000    U.S. Treasury Bonds, 7.50% 11/15/16                                       3,000,075
                                                                                   -------------------

                  TOTAL U.S. TREASURY OBLIGATIONS
                       (Cost $7,323,595)                                                    7,686,315
                                                                                   ===================

                  U.S. GOVERNMENT AGENCY                                    2.3%
                  Federal National Mortgage Association
                      5.94%*  10/09/2019
    10,000,000        (Cost $2,636,000)                                                     2,876,600
                                                                                   ===================


                  U.S. GOVERNMENT AGENCY -
                       MORTGAGE BACKED SECURITIES                          46.1%
                  Government National Mortgage Assocation II                2.9%
                  Pool 1470
        43,752         9.00% 9/20/2020                                                         46,758
                  Pool 1472
        23,178         10.00% 9/20/2020                                                        25,216
                  Pool 1507
        32,270         9.50% 11/20/2020                                                        34,582
                  Pool 1614
        42,693         9.00% 5/20/2021                                                         45,627
                  Pool 1615
        39,976         9.50% 5/20/2021                                                         42,840
                  Pool 1646
       352,971         6.00% 4/20/2024                                                        344,299
                  Pool 1740
       100,388         9.00% 12/20/2021                                                       107,193
                  Pool 1920
       322,902         7.50% 12/20/2024                                                       331,111
                  Pool 8373
       266,406         6.875% 2/20/2024                                                       271,734
                  Pool  8386
       100,264         6.875% 3/20/2024                                                       102,222
                  Pool 8387
        46,894         6.875% 3/20/2024                                                        47,876
                  Pool 8471
       276,828         7.00% 8/20/2024                                                        283,273
                  Pool 8494
       298,120         7.00% 9/20/2024                                                        303,663
                  Pool 8538
       249,915         7.00% 11/20/2024                                                       253,625

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  Government National Mortgage Assocation II - Continued
                  Pool 8575
       227,101         6.875% 1/20/2025                                                      $232,459
                  Pool 8576
       210,833         6.875% 1/20/2025                                                       215,840
                  Pool
       263,332         6.875% 1/20/2025                                                       269,752
                  Pool 8590
       213,498         6.875% 2/20/2025                                                       218,135
                  Pool 8607
       290,260         6.875% 3/20/2025                                                       297,244
                  Pool 833685
        96,307         6.87% 1/20/2024                                                         97,992
                                                                                   -------------------
                                                                                            3,571,441
                                                                                   -------------------

                  Government National Mortgage Assocation II                2.7%
                  Variable Rate**
                  Pool 8191
       289,492         7.48% 5/20/2023                                                        296,052
                  Pool 8302
       258,332        7.10% 10/20/23                                                          264,308
                  Pool 8315
        48,511        7.10% 11/02/2023                                                         49,429
                  Pool 8324
        98,134        7.10% 11/20/2023                                                        100,419
                  Pool 8340
        91,067        7.10% 12/20/2023                                                         93,188
                  Pool 8419
       160,189        7.48% 5/20/2024                                                         163,019
                  Pool 8420
       461,261        7.48% 5/20/2024                                                         471,497
                  Pool 8479
       305,374        7.10% 8/20/2024                                                         312,627
                  Pool 8482
        42,092        7.10% 8/20/2024                                                          43,060
                  Pool 8502
       230,699        7.10% 9/20/2024                                                         235,999
                  Pool 8503
       141,444        7.10% 9/20/2024                                                         144,694
                  Pool 8539
       362,292        7.10% 11/20/2024                                                        370,727
                  Pool 8540
       294,628        7.10% 11/20/2024                                                        301,673
                  Pool 8705
       279,251        7.10% 9/20/2025                                                         285,884
                  Pool 833684
       236,805        7.10% 11/20/2023                                                        240,912
                                                                                   -------------------
                                                                                            3,373,488
                                                                                   -------------------

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  Government National Mortgage Assocation                   2.9%
                  Pool 349645
       491,765         7.00% 6/15/23                                                         $500,582
                  Pool 349646
        43,693         8.50% 9/15/2024                                                         46,076
                  Pool 349647
        58,285         7.50% 7/15/2023                                                         59,985
                  Pool 367556
       832,977         6.50% 10/15/2024                                                       834,510
                  Pool 367563
       715,843         7.00% 11/15/2024                                                       728,228
                  Pool 367574
        46,459         8.50% 6/15/2025                                                         48,963
                  Pool 380088
       855,652         7.00% 8/15/2024                                                        870,455
                  Pool 388962
        84,648         7.50% 1/15/2026                                                         87,039
                  Pool 388962
        64,734         12.50% 12/15/2013                                                       75,436
                  Pool 340649
       303,224         7.50% 6/15/2023                                                        312,070
                                                                                   -------------------
                                                                                            3,563,344
                                                                                   -------------------

                  Federal Home Loan Mortgage Corporation                    0.9%
                  Series 1403 Class J
        61,000         6.50% 7/15/2019                                                         61,476
                  Pool 635235
       163,541         7.60% 6/01/2025                                                        166,021
                  Pool D56099
       927,955         6.50% 8/1/2024                                                         928,085
                                                                                   -------------------
                                                                                            1,155,582
                                                                                   -------------------

                  Federal National Mortgage Association                    35.0%
                  Series 1991-67 Class H
        73,010         8.00% 7/25/2020                                                         73,261
                  Series G92-15 Class E
        10,176         7.00% 9/25/2018                                                         10,157
                  Series 1992-25 Class J
        60,000         7.50% 12/25/2006                                                        61,856
                  Series 1992-181 ClassPH
        61,000         6.50% 9/25/2019                                                         61,400
                  Series 1993-30 Class PG
        15,000         6.65% 9/25/2017                                                         15,136
                  Series 1993-178 Class A
         5,131         5.25% 9/25/2023                                                          5,066
                  Pool 50698
         7,323         7.50% 3/1/2023                                                           7,521
                  Pool 50992
     1,141,460         6.50% 3/1/2024                                                       1,142,340

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  Federal National Mortgage Association - Continued
                  Pool 185857
        78,884         8.00% 11/1/2002                                                        $80,414
                  Pool 185861
        34,551         9.00% 2/1/2006                                                          35,503
                  Pool 185862
        36,308         9.00% 10/01/2005                                                        37,309
                  Pool 185863
        64,903         9.50% 8/01/2004                                                         67,024
                  Pool 250029
       206,095         6.50% 5/1/2024                                                         206,254
                  Pool 281830
       941,300         6.50% 4/1/2024                                                         942,025
                  Pool 281831
     1,726,256         6.50% 4/1/2024                                                       1,727,586
                  Pool 281832
     1,181,727         6.50% 4/1/2024                                                       1,182,638
                  Pool 285271
       988,722         6.00% 5/1/2024                                                         967,475
                   Pool 285272
     1,100,792         6.50% 5/1/2024                                                       1,101,640
                  Pool 286809
       999,220         6.50% 6/1/2024                                                         999,990
                  Pool 288235
     1,071,992         6.50% 6/1/2024                                                       1,091,685
                  Pool 290270
     1,332,608         6.50% 7/1/2024                                                       1,333,635
                  Pool 290272
       706,874         6.00% 9/1/2024                                                         691,683
                  Pool 290274
       988,745         6.50% 9/1/2024                                                         987,648
                  Pool 291853
     1,773,088         6.50% 7/1/2024                                                       1,771,121
                  Pool 293577
     1,033,939         6.50% 8/1/2024                                                       1,034,735
                  Pool 293579
     2,363,446         6.50% 9/1/2024                                                       2,360,823
                  Pool 295784
     2,505,219         6.50% 9/1/2024                                                       2,502,438
                  Pool 295895
       618,893         6.50% 1/1/2025                                                         618,206
                  Pool 305501
       567,022         7.25% 1/1/2025                                                         578,533
                  Pool 305605
       997,120         6.50% 1/1/2025                                                         997,889
                  Pool 337666
     1,090,434         7.50% 5/1/2026                                                       1,118,884
                  Pool 337670
       398,044         8.00% 11/1/2026                                                        412,032
                  Pool 345063
     1,218,224         7.50% 4/1/2026                                                       1,249,983

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  Federal National Mortgage Association - Continued
                  Pool 345641
       596,229         7.50% 5/1/2026                                                        $611,785
                  Pool 363714
       664,124         8.00% 11/1/2026                                                        687,462
                  Pool 368324
       548,778         8.00% 12/1/2026                                                        568,063
                  Pool 372254
     1,008,727         7.50% 2/1/2027                                                       1,034,722
                  Pool 379141
       751,493         7.50% 5/1/2027                                                         770,859
                  Pool 379182
       872,231         8.00% 6/1/2027                                                         894,709
                  Pool 392423
       993,830         7.50% 6/1/2027                                                       1,019,441
                  Pool 394649
       804,205         7.50% 7/1/2027                                                         824,930
                  Pool 395131
     1,543,131         7.50% 8/1/2027                                                       1,582,898
                  Pool 397941
     1,377,997         7.50% 8/1/2027                                                       1,413,509
                  Pool 400581
       880,909         7.50% 9/1/2027                                                         903,610
                  Pool 400881
     1,193,288         7.50% 10/1/2027                                                      1,224,040
                  Pool 403662
       473,170         7.50% 10/1/2027                                                        485,364
                  Pool 295897
     1,157,751         7.36% 6/1/2025                                                       1,174,285
                  Pool 295899
     1,302,891         7.36% 7/1/2025                                                       1,321,497
                  Pool 305512
       857,558         7.62% 5/1/2025                                                         869,804
                  Pool 308626
     1,025,326         7.33% 4/1/2025                                                       1,039,968
                  Pool 308627
     1,271,354         7.60% 3/1/2025                                                       1,289,510
                                                                                   -------------------
                                                                                           43,190,346
                                                                                   -------------------
                  Federal National Mortgage Association                     1.7%
                  Variable Rate**
                  Pool 295897
       133,288         7.00% 1/1/2028                                                         133,403
                  Pool 295899
       209,654         7.00% 1/1/2028                                                         215,028
                  Pool 305512
       116,302         7.00 3/1/2028                                                          119,610
                  Pool 308626
       194,823         7.00% 4/1/2028                                                         199,817
                  Pool 308627
       166,871         7.00% 5/1/2028                                                         171,696

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  Federal National Mortgage Association - Continued
                  Variable Rate**
                  Pool 308634
       229,778         8.16% 6/1/2025                                                        $232,185
                  Pool 321228
       288,683         8.06% 8/1/2025                                                         293,556
                  Pool 321229
       192,577         7.60% 8/1/2025                                                         193,509
                  Pool 322170
         9,491         7.65% 8/1/2025                                                           9,559
                  Pool 333923
       329,744         8.16% 10/1/2025                                                        331,961
                  Pool 365957
       237,672         7.85% 6/1/2025                                                         239,605
                                                                                   -------------------
                                                                                            2,139,929
                                                                                   -------------------

                  TOTAL U.S. GOVERNMENT AGENCY
                       MORTGAGE BACKED SECURITIES
                       (Cost $56,682,260)                                                  56,994,130
                                                                                   ===================

                  ASSET BACKED SECURITIES                                  22.3%
                  Advanta Mortgage Loan Trust
     2,014,000         8.92%  1/25/2026                                                     2,152,777
                  CMC Securities Corporation III
       879,644         6.00% 2/25/2009                                                        877,445
                  Countrywide Funding Corporation
        50,000         6.50% 5/25/2024                                                         49,781
                  Chase Mortgage Finance Corporation
     1,000,000         6.50% 9/25/2009                                                        999,844
                  Citibank Credit Card Master Trust I
     4,600,000         0.00% 8/15/2006                                                      3,166,779
                  Green Tree Financial Corporation
     3,000,000        9.00% 6/15/2025                                                       3,112,500
                  Green Tree Financial Corporation
     3,750,000        7.30% 9/15/2026                                                       3,751,163
                  Green Tree Financial Corporation
     2,500,000        7.30% 12/15/2026                                                      2,500,775
                  Green Tree Financial Corporation
     4,000,000        7.75% 7/15/2027                                                       4,207,480
                  First Union - Lehman Brothers Commercial Mortgage
     1,000,000        6.64% 3/18/2011                                                       1,004,060
                  Prudential Home Mortgage Securities
     1,000,000         7.375% 8/25/2023                                                     1,016,560
                  Prudential Home Mortgage Securities
       781,735         7.00% 5/25/2023                                                        783,440
                  Standard Credit Card Master Trust
     4,000,000         5.95% 10/7/2004                                                      3,991,240
                                                                                   -------------------
                  TOTAL ASSET BACKED SECURITIES
                       (Cost $27,387,108)                                                  27,613,844
                                                                                   ===================

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  CORPORATE BONDS                                          14.5%
                  Finance                                                   9.4%
                  Donaldson, Lufkin & Jenrette
     2,000,000        6.11% 5/15/2001                                                      $2,006,300
                  Equitable Life Assurance
     1,500,000        7.70% 12/1/2015                                                       1,654,770
                  Ford Motor Credit
     1,000,000         6.625% 6/30/2003                                                     1,019,270
                  Goldman Sachs Group LP
     1,500,000         6.625% 12/1/2004                                                     1,513,485
                  Grand Met
     2,105,000         0% 1/6/2004                                                          1,504,549
                  Met Life
     2,000,000        7.70% 11/1/2015                                                       2,235,480
                  Swiss Bank
     1,500,000        7.375% 6/15/2017                                                      1,634,175
                                                                                   -------------------
                                                                                           11,568,029
                                                                                   -------------------

                  Industrial                                                3.3%
                  ServiceMaster
     2,000,000        7.10% 3/1/2018                                                        2,014,980
                  WMX Technologies
     2,000,000         6.70% 5/1/2001                                                       2,024,480
                                                                                   -------------------
                                                                                            4,039,460
                                                                                   -------------------

                  Utilities                                                 1.8%
                  GTE Corp.
     2,250,000        6.84% 4/15/2018                                                       2,257,718
                                                                                   -------------------

                  TOTAL CORPORATE BONDS
                  (cost $17,628,786)                                                       17,865,207
                                                                                   ===================

                  PROLOAN PIPELINE                                         25.0%
    31,192,228    When-Issued Commitments                                                  30,919,296
                                                                                   -------------------
                  (Cost $31,450,670)

                  SHORT TERM INVESTMENTS                                    8.0%

                  Commercial Paper                                          4.8%
                  General Motor
     3,000,000        5.55% 7/23/1998                                                       2,989,362
                  Merrill Lynch
     3,000,000        5.54% 7/14/1998                                                       2,993,537
                                                                                   -------------------
                                                                                            5,982,899
                                                                                   -------------------

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                                   (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                         % of             Market
  Par Value                                                           Net Assets          Value
---------------                                                       -----------  -------------------
                  Repurchase Agreement                                      3.1%
                  Northern Trust Repurchase Agreement
                       5.10% 7/1/98 (Collateralized by $3,967,338
     3,844,000         U.S. Treasury Notes 5.75%, due Sept. 30, 1999)                      $3,844,000
                                                                                   -------------------

                  TOTAL SHORT TERM INVESTMENTS
                      (Cost $9,826,899)                                                     9,826,899
                                                                                   ===================

                  TOTAL INVESTMENTS IN SECURITIES                         124.5%
                       (Cost $ 152,942,164)                                              $153,782,291
                                                                                   -------------------

                  Liabilities in Excess of
                      Other Assets                                        -24.5%          (30,215,013)
                                                                                   -------------------


                  NET ASSETS                                              100.0%         $123,567,278
                                                                                   ===================

              *   Effective yield as of June 30, 1998.

              ** The rate shown on variable rate securities represents the rate at June 30, 1998.

See Accompanying Notes to Financial Statements.

                                BUILDERS PROLOAN FUND, INC.
                            STATEMENT OF ASSETS AND LIABILITIES
                                       June 30, 1998
                                        (Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments in securities at market value
   (cost $152,942,164)                                              $153,782,291

Cash                                                                   1,000,116
Receivables:
    Dividends and interest                                               692,622
    Principal paydown receivable                                             679
Deferred organization costs, net                                          94,071
Other assets                                                              54,295
                                                                    ------------
   Total assets                                                      155,624,074
                                                                    ------------

LIABILITIES

Payables:
   Investment securities purchased - when-issued                      31,450,670
   For distributions to shareholders                                     537,709
Due to advisor (Note 3)                                                   34,795
Accrued Distribution fees (Note 3)                                        10,556
Other accrued expenses                                                    23,066
                                                                    ------------
      Total liabilities                                               32,056,796
                                                                    ------------

NET ASSETS                                                          $123,567,278
                                                                    ============


COMPOSITION OF NET ASSETS
   Paid-in capital                                                  $122,112,821
   Undistributed
      net investment income                                                1,827
   Undistributed net realized gain
     on investments                                                      612,503
   Net unrealized appreciation on investments                            840,127
                                                                    ------------
Net assets                                                          $123,567,278
                                                                    ============

Number of shares issued and outstanding
   (unlimited shares authorized no par value)                          8,123,339
                                                                    ============

Net asset value per share                                           $      15.21
                                                                    ============

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)
--------------------------------------------------------------------------------




INVESTMENT INCOME:
   Interest income                                                  $ 3,580,769
                                                                    -----------


Expenses:
   Subadviser fees (Note 3)                                             128,952
   Management fees  (Note 3)                                             90,180
   Distribution fees (Note 3)                                            60,120
   Administration fees  (Note 3)                                         30,060
   Fund accounting fees                                                  18,348
   Registration fees                                                     17,356
   Transfer agent fees                                                   12,149
   Amortization of deferred organization costs                           10,433
   Audit fees                                                             9,917
   Legal fees                                                             9,917
   Insurance                                                              8,183
   Custodian fees                                                         7,128
   Directors fees (Note 3)                                                6,842
   Miscellaneous expenses                                                 2,479
                                                                    -----------
       Total expenses                                                   412,064
       Subadviser fees waived (Note 3)                                  (29,753)
       Distribution fees waived (Note 3)                                (22,408)
                                                                    -----------
   Net expenses                                                         359,903
                                                                    -----------
Net investment income                                                 3,220,866
                                                                    -----------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments                                        527,026
Net change in unrealized appreciation on investments                    388,799
                                                                    -----------
Net gain on investments                                                 915,825
                                                                    -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                        $ 4,136,691
                                                                    ===========


See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                   (Unaudited)
--------------------------------------------------------------------------------

                                                                                    October 31, 1997*
                                                              Six Months Ended           through
                                                                June 30, 1998       December 31, 1997
                                                              ----------------      -----------------
INCREASE IN NET ASSETS

Operations:
   Net investment income                                        $   3,220,866           $   1,097,247
   Net realized gain on investments                                   527,026                  85,477
   Net change in unrealized appreciation
      on investments                                                  388,750                 451,377
                                                                -------------           -------------
   Net increase in net assets
      resulting from operations                                     4,136,642               1,634,101
                                                                -------------           -------------

Distributions to shareholders:
   From net investment income                                      (3,220,866)             (1,095,420)
                                                                -------------           -------------

   Total distributions                                             (3,220,866)             (1,095,420)
                                                                -------------           -------------

Capital share transactions:
   Proceeds from shares sold                                        2,000,000             119,516,324
   Net asset value of shares issued on
      reinvestment of distributions                                     2,786                 493,711
                                                                -------------           -------------

   Net increase from capital share transactions                     2,002,786             120,010,035
                                                                -------------           -------------

Net increase in net assets                                          2,918,562             120,548,716

NET ASSETS
Beginning of period                                               120,648,716                 100,000
                                                                -------------           -------------
End of period (including undistributed
     net investment income of $1,827)                           $ 123,567,278           $ 120,648,716
                                                                =============           =============

CHANGE IN SHARES
Shares sold                                                           131,752               7,951,789
Shares issued on reinvestment of distributions                            184                  32,947
Shares redeemed                                                            --                      --
                                                                -------------           -------------
   Net increase                                                       131,936               7,984,736
                                                                =============           =============

*Commencement of operations.

See Accompanying Notes to Financial Statements.

                           BUILDERS PROLOAN FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                   (Unaudited)
--------------------------------------------------------------------------------

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report. The calculations are based on average number of shares outstanding for the period.

For a share outstanding throughout the period.

                                                                  Six Months      October 31, 1997*
                                                                     Ended            through
                                                                 June 30, 1998    December 31, 1997
                                                               -----------------  ------------------


Net asset value, beginning of period                                     $15.10              $15.00
                                                               -----------------  ------------------

Income from investment operations
   Net investment income                                                   0.40                0.14
   Net realized and unrealized gains on investments                        0.11                0.10
                                                               -----------------  ------------------

      Total from investment operations                                     0.51                0.24
                                                               -----------------  ------------------

Distributions from net investment income                                  (0.40)              (0.14)
                                                               -----------------  ------------------

Net asset value, end of period                                           $15.21              $15.10
                                                               =================  ==================

Total return                                                              3.42%+              1.58%+

Net assets at end of period (in 000's)                                 $123,567            $120,649

Ratio of expenses to average net assets: #
  Before expenses waived                                                  0.69%               0.63%
  After expenses waived                                                   0.60%               0.58%

Ratio of net investment income to average
   net assets (net of expenses waived) #                                  5.37%               5.41%

Portfolio turnover rate+                                                 22.92%               1.29%


-------------------------------------------------------

* Commencement of operation.
+ Not annualized.
# Annualized.

See Accompanying Notes to Financial Statements.

                           Builders ProLoan Fund, Inc.
                          Notes to Financial Statements
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)


(1)      Organization and Business
         -------------------------

         The Builders ProLoan Fund (the AFund@), constituting the initial series of The Builders ProLoan Fund, Inc. (the ACorporation@), was organized as a Maryland corporation on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the A1940 Act@), as a non-diversified, no-load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Builders ProLoan Fund. Investment operations of the Fund began on October 31, 1997. The investment objective of the Fund is current income.

         The Fund typically invests in mortgage-backed securities which represent interests in single- or multi-family home mortgages originated through the ProLoan program. The ProLoan program is a coordinated effort involving real estate professionals, home builders, mortgage originators and organized building trade unions. To qualify for a ProLoan home mortgage loan, a borrower's single- or multi-family home must be: (1) substantially union-built, as determined by the Manager, and (2) newly constructed or substantially renovated. In addition, the borrower's mortgage loan must be eligible to be secured by a Government National Mortgage Association (AGNMA@), Federal National Mortgage Association (AFNMA@) or Federal Home Loan Mortgage Corporation (AFHLMC@) guarantee. Each mortgage loan meeting the above qualifications, as established by the Manager, is referred to hereinafter as a "ProLoan." The Fund also may purchase whole loan mortgages originated through the ProLoan program and not eligible to be secured by a GNMA, FNMA or FHLMC guarantee.

         The ProLoan interest rate and points generally are established by the Subadviser each week, based on its survey of local markets and the ability of the Fund to invest in additional mortgage-backed securities. The Fund has entered into agreements with selected banks, mortgage lenders and other financial institutions (collectively, the "Lenders"), pursuant to which the Lenders agree to originate ProLoans at the established interest rate and points. The ProLoan program allows a borrower to reduce interest rate exposure by locking in the interest rate on a ProLoan, typically for 180 days prior to the closing of the ProLoan, to allow time for construction or renovation of the borrower's home. This interest rate protection is offered in exchange for a commitment fee from the borrower, which is refundable to the borrower at closing. These commitment fees may not fully compensate the Fund for the additional interest rate risk it will bear during the 180-day interest rate lock-in period and thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are allocated between the Fund and the Lender in amounts agreed to by the Fund and the Lender. A borrower may be offered the opportunity to reduce

                           Builders ProLoan Fund, Inc.
                          Notes to Financial Statements
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)


         the interest rate on a ProLoan prior to closing if market interest rates have declined from the interest rate set on the commitment date in exchange for a stated fee, which typically is one-half of one percent of the borrower's principal loan amount. This "float-down" fee is retained by the Fund. A borrower also may be offered the opportunity to purchase additional 30-day extensions of interest rate protection, at the discretion of the Subadviser, if the borrower's home or renovations are not completed by the date initially set for closing. This extended interest rate protection is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary mortgages. The advantage to the borrower is that interest rate risk is reduced for an effective period of time during the construction or renovation of the borrower's home. The advantage to home builders and real estate agents is that the ProLoan program may attract potential home buyers. The ProLoan program is designed to encourage the use of union craftsmen and promote employment in the home building trade and related industries. There is no assurance that the ProLoan program will achieve these objectives.

         To create mortgage-backed securities from the underlying ProLoans, each Lender pools its ProLoans and submits these pools to GNMA, FNMA or FHLMC for securitization and the appropriate agency's guarantee. Or, at the Subadvisers discretion, a closed ProLoan may be sold instead of being included in a pool by a Lender. The Fund purchases the ProLoan mortgage-backed securities guaranteed by GNMA, FNMA or FHLMC from the Lenders at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. The mortgage-backed securities typically are delivered to the Fund after the interest rate security period and after the underlying ProLoans have closed, usually within 60 days after closing. The ProLoan program is currently operating in the Missouri, Illinois, Ohio and Michigan metropolitan area. The Fund=s principal investor is the Carpenters= District Council of Greater St. Louis.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (AGAAP@). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

                           Builders ProLoan Fund, Inc.
                          Notes to Financial Statements
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)


 (a)     Investment Valuation

                  Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotation are not readily available are valued at amortized costs or original cost plus accrued income, both of which approximate current value.

                  Qualified Mortgage Loan commitments are valued at an amount equal to the principal amount of the underlying mortgage commitments multiplied by any positive difference between par and the six-month forward to-be-announced (ATBA@) price of Federal National Mortgage Association (AFNMA@) mortgage-backed securities with a coupon nearest to, but not greater than, the rate for such securities that have a coupon equal to the weighted average yield for all such loans, minus 0.625% (the approximate amount that would be spent by the Fund for servicing, guarantee fees and securitization costs had such loans been securitized).

                  When-Issued and Forward Commitments. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its Custodian will segregate cash or other liquid assets equal to the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a capital gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

                           Builders ProLoan Fund, Inc.
                          Notes to Financial Statements
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)


         (b)      Organization Costs

                  Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over 5 years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares outstanding at the time of redemption.

         (c)      Federal Income and Excise Taxes

                  The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

         (d)      Distribution to Shareholders

                  Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

         (e)      Other

                  Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.

                           Builders ProLoan Fund, Inc.
                          Notes to Financial Statements
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)



(3)      Management Fee and Other Transactions with Affiliates
         -----------------------------------------------------

         (a)      Management Fee

                  The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the AManager@), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager a monthly fee at the annual rate of 0.15% of the Fund=s average daily net assets.

         (b)      Subadviser Fee

                  The Advisor has entered into an Investment Subadvisory Agreement with Commerce Bank, N.A. (the ASubadviser@). Under the terms of this agreement, the Manager will pay the Subadviser an annual fee as follows: .25% of the first $50 million of the Fund=s average daily net assets; .20% of the next $50 million of average daily net assets; and .165% of average daily net assets in excess of $100 million. The fee will be accrued daily and payable monthly. The Subadviser has agreed to waive its subadvisory fees such that the fees do not exceed .165% of the Fund=s average daily net assets until December 31, 1998. For the six months ended June 30, 1998, the Subadviser waived $29,753 of its fees.

         (c)      Administration Fee

                  The Corporation has entered into an Administration Agreement with Investment Company Administration Corporation (the AAdministrator@) to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervise other organizations that provide services to the Fund. Under the terms of the agreement, the Fund will pay the Administrator an annual fee of 0.05% of the Fund=s average daily net assets, payable monthly and subject to an annual minimum of $40,000.

         (d)      Distributor and Distribution Plan

                  Pursuant to Rule 12b-1 under the 1940 Act, the Corporation has adopted a Distribution Plan (the APlan@). Under the Plan, the Fund is authorized to pay Huntleigh Fund Distributors, Inc. (the ADistributor@) at an annual rate of 0.10% of the Fund=s average daily net assets, payable monthly to compensate the Distributor for

                           Builders ProLoan Fund, Inc.
                          Notes to Financial Statements
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)


                  distribution and shareholder service activities. The Distributor has agreed to limit the Fund=s operating expenses (excluding advisory, sub-advisory and distribution fees) to .18% per annum of the Fund=s average daily net assets during a period which will end on December 31, 2002. For the six months ended June 30, 1998, the Distributor waived $22,408 of its fees.

         Certain officers and directors of the Corporation are also officers and directors of the Manager, Distributor and Administrator. Each Aindependent director@, as defined by the Investment Company 1940 Act, is compensated by the Fund an annual fee of $2,000 and is reimbursed for any expenses incurred in attending meetings.

(4)      Investment Transactions
         -----------------------

         The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended June 30, 1998, is summarized below:

         Purchases                                   $  32,823,828
         Sales                                       $  26,591,512

         At June 30, 1998, gross unrealized appreciation and depreciation of investments, based on cost for the federal income tax purposes of $152,942,164 were as follows:

         Gross unrealized appreciation               $  32,453,889
         Gross unrealized depreciation                 (31,613,762)
                                                     -------------
         Net appreciation on investments             $     840,127
                                                     =============

(5)      In-Kind Contribution Transactions
         ---------------------------------

         At the Fund=s inception on October 31, 1997, the Carpenters= District Council of Greater St. Louis purchased Fund shares through nontaxable in-kind contributions of securities with a market value totaling $119,516,324. These securities were deemed to be in accordance with the investment objective of the Fund.